UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 3, 2008

Abington Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-52705	20-8613037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Old York Road, Jenkintown, Pennsylvania	19046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (215) 886-8280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On September 3, 2008, Abington Bancorp, Inc. (the "Company") issued a press release announcing that Thomas J. Wasekanes has been promoted to Senior Vice President of the Company and Senior Vice President and Chief Lending Officer of the Company’s wholly owned subsidiary, Abington Bank (the “Bank”).

For additional information, reference is made to the Company’s press release dated September 3, 2008, which is included as Exhibit 99.1 hereto and incorporated herein by reference thereto.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press release, dated September 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABINGTON BANCORP, INC.

By:	/s/ Robert W. White
	Name:	Robert W. White
	Title:	Chairman, President and
Chief Executive Officer

Date:  September 3, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 3, 2008